UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

October 24, 2005

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA	000-14602	91-1206026
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04   Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

 (a).   On October 24, 2005 Cyanotech Corporation issued a notice to all participants in the Company’s 401(k) plan.  Such notice was to inform all participants of the Company’s transition from Merrill Lynch/Bisys to Smith Barney/Ceridian Retirement Plan Services and accordingly specified a “blackout period” which will begin on November 23, 2005 and end approximately on December 20, 2005.  During the specified blackout period, participants in the Company sponsored 401(k) plan will be unable to direct or diversify assets under the plan.

 (b). Not applicable

 (c).   Exhibits:

Number	Description

99.1	401(k) Plan Notice dated October 24, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH
CORPORATION (Registrant)

October 25, 2005	By:	/s/ Jeffrey H. Sakamoto

Jeffrey H. Sakamoto Chief Financial Officer, Vice President — Finance & Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	401(k) Plan Notice dated October 24, 2005..